EX-99.CERT

Certification Pursuant to Section 30a-2(a) under the 1940 Act and
Section 302 of the Sarbanes-Oxley Act

I, Terrence K.H. Lee, certify that:

1.	I have reviewed this report on Form N-CSR of First Pacific Mutual
Fund, Inc.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.	The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures
(as defined in Rule 30a-3(c) under the Investment Company Act of
1940) for the registrant and have:

(a)	Designed such disclosure controls and procedures or caused
such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	Evaluated the effectiveness of the registrant's disclosure
controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(c)	Disclosed in this report any change in the registrant's
internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.	The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

(a)	All significant deficiencies and material weaknesses in the
design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report information; and

(b)	Any fraud, whether or not material, that involves
management or other employees who have a significant role in the registrant's internal control over financial reporting.



Date:_December 7, 2004________	_/s/ Terrence K.H. Lee_____________
							Terrence K.H. Lee
							President and CEO






EX-99.CERT

Certification Pursuant to Section 30a-2(a) under the 1940 Act and
Section 302 of the Sarbanes-Oxley Act

I, Nora B. Simpson, certify that:

1.	I have reviewed this report on Form N-CSR of First Pacific Mutual
Fund, Inc.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.	The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures
(as defined in Rule 30a-3(c) under the Investment Company Act of
1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)	Designed such disclosure controls and procedures or caused
such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	Evaluated the effectiveness of the registrant's disclosure
controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(c)	Disclosed in this report any change in the registrant's
internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.	The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

(a)	All significant deficiencies and material weaknesses in the
design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report information; and

(b)	Any fraud, whether or not material, that involves
management or other employees who have a significant role in the registrant's internal control over financial reporting.



Date:_December 7, 2004________		_/s/ Nora B. Simpson_________
							Nora B. Simpson
							Treasurer